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                                                                   Exhibit 10.24

January 20, 2003

Via Facsimile

Mr. Stuart P. Dawley, Secretary
AirNet Communications Corporation
3950 Dow Road
Melbourne, Florida 32934

Re:  Conversion and Exchange of Series B Convertible Preferred Stock

Dear Mr. Dawley:

Pursuant to our letter to Mr. John Igoe dated January 20, 2003 and Section 6(a) of the Series B Convertible Preferred Stock Certificate of Designation of AirNet Communications Corporation (the "Company"), the undersigned, the holder of certificate A B002 for 318,471.33 shares of Series B Convertible Preferred Stock, $.01 par value ("Series B Preferred Stock"), of the Company, hereby irrevocably elects to convert and exchange all such Series B Preferred Stock in consideration of the Company's grant to SCP Private Equity Partners II, L.P. ("SCP") of a right to purchase a senior debt security and the issuance of 10,695,435 shares of the Company's common stock, $.001 par value ("Common Stock"). Subject to the closing of the contemplated transaction, the Common Stock Purchase Warrant dated May 15, 2001 for the purchase of up to 955,414 shares of AirNet Common Stock is hereby terminated.

We hereby request that the certificate or certificates for such shares be issued, at the closing of a contemplated financing of the Company in the amount of at least U.S.$16,000,000.00, in the name of SCP, whose address is 435 Devon Park Drive, Wayne, Pennsylvania 19087, or such other person or persons in the amount or amounts as we shall designate in writing to the Company.

Certificate A B002 is enclosed for cancellation.

Very truly yours,                              Accepted and Agreed:

SCP Private Equity Partners II, L.P.           AirNet Communications Corporation

By: SCP Private Equity II General Partner,
    L.P.

By: SCP Private Equity II, LLC

 /s/ James W. Brown                            /s/ Stuart P. Dawley
------------------------------------------     ---------------------------------
Name: James W. Brown                           Name: Stuart P. Dawley
     -------------------------------------          ----------------------------
Title: a manager                               Title: V.P. & General Counsel
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Enclosure

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January 20, 2003

Via Facsimile

John G. Igoe, Esq.
Edwards & Angell, LLP
One North Clematis Street, Suite 400
West Palm Beach, Florida 33401

Re:  AirNet Communications Corporation

Dear Mr. Igoe:

With reference to our letter to Mr. Dawley, Secretary of AirNet Communications Corporation (the "Company"), dated January 20, 2003 providing notice of election to convert and exchange 318,471.33 shares of the Company's Series B Convertible Preferred Stock, $.01 par value, and the subsequent issuance of 10,695,435 shares of the Company's common stock, $.001 par value, (the "Conversion Letter") to SCP Private Equity Partners II, L.P. or its designee or designees ("SCP"), we understand that you shall hold such Conversion Letter and certificate A B002 enclosed therewith (together with the Conversion Letter, the "Escrowed Documents") in escrow pursuant to the terms and conditions set forth in the attached Escrow Agreement and deliver the Escrowed Documents to the Company at the closing of a contemplated corporate financing of at least U.S.$16,000,000.00 by TECORE, Inc. and SCP, or affiliates thereof (the "Proposed Transaction"), which shall include the grant of a right to purchase a senior secured debt security to SCP.

If the Proposed Transaction has not closed by 5:00 p.m. EST, Wednesday, April 30, 2003, you are hereby instructed to immediately return the Escrowed Documents to the undersigned.

Please signify your acceptance of, and agreement with, the foregoing by signing below.

Very truly yours,                             Accepted and Agreed:

SCP Private Equity Partners II, L.P.          Edwards & Angell, LLP

By: SCP Private Equity II General Partner,
    L.P., its general partner

By: SCP Private Equity II, LLC

 /s/ James W. Brown                            /s/ John G. Igoe, P.A.
------------------------------------------     ---------------------------------
Name: James W. Brown                           Name: John G. Igoe, P.A.
     -------------------------------------          ----------------------------
Title: a manager                               Title: Partner
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